                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1995 95-1 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1995 to February 28, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of March, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                   Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                February, 1995

                             CUSIP#'S  393505-FB3, FC1, FD9, FE7, FF4, FG2
                             TRUST ACCOUNT #3334018-0
                             REMITTANCE DATE: 3/15/95

                                                    Total $           Per $1,000
                                                    Amount             Original
                                                 --------------       ----------
Class A Certificates
- --------------------
(1) Amount available (including Monthly
    Servicing Fee)                               $  5,064,979.30

A.  Interest
    (2) Aggregate Interest
        a. Class A-1 Interest                         274,493.06      5.84027787
        b. Class A-2 Interest                         384,540.00      6.28333333
        c. Class A-3 Interest                         256,166.67      6.40416675
        d. Class A-4 Interest                         317,066.67      6.60555563
        e. Class A-5 Remittance Rate
             (8.40%,unless Weighted Average
             Contract Rate is below 8.40%)                  8.40%
        f. Class A-5 Interest                         345,100.00      6.76666667
        g. Class A-6 Remittance Rate
             (8.70%,unless Weighted Average
             Contract Rate is below 8.70%)                  8.70%
        h. Class A-6 Interest                         414,809.23      7.00833328

    (3) Amount applied to:
        a. Unpaid Class A Interest
           Shortfall                                         .00             .00

    (4) Remaining:
        a. Unpaid Class A Interest
           Shortfall                                         .00             .00

B.  Principal
    (5) Formula Principal Distribution
        Amount                                      2,546,119.47             N/A
        a. Scheduled Principal                        468,978.24             N/A
        b. Principal Prepayments                    2,077,141.23             N/A
        c. Liquidated Contracts                              .00             N/A
        d. Repurchases                                                       N/A

    (6) Pool Scheduled Principal
          Balance                                 375,793,702.53    993.27028422
   (6a) Pool Factor                                    .99327028
    (7) Unpaid Class A Principal Shortfall
        (if any)following prior Remittance
        date                                                 .00

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%, 8.20%,
                                  8.40%. 8.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 February, 1995
                                     Page 2

                       CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                       TRUST ACCOUNT #3334018-0
                       REMITTANCE DATE:3/15/95

                                                   Total $       Per $1,000
                                                    Amount        Original
                                                -------------   ------------

     (8)    Class A Percentage for such Remittance
            Date (Until Class B Cross-Over Date,
            and on each Remittance Date thereafter
            unless each Class B Principal
            Distribution Test is satisfied, equals
            Class A Principal Balance divided by
            pool Scheduled Principal Balance)          89.99%

     (9)    Class A Percentage for the following
            Remittance Date                            89.92%

    (10)    Class A Principal Distribution:
            a. Class A-1                         2,546,119.47    54.17275532
            b. Class A-2                                  .00            .00
            c. Class A-3                                  .00            .00
            d. Class A-4                                  .00            .00
            e. Class A-5                                  .00            .00
            f. Class A-6

    (11)    Class A-1 Principal Balance         44,453,880.53   945.82724532
   (11a)    Class A-1 Pool Factor                   .63505544

    (12)    Class A-2 Principal Balance         61,200,000.00   1000.0000000
   (12a)    Class A-2 Pool Factor                  1.00000000

    (13)    Class A-3 Principal Balance         40,000,000.00   1000.0000000
   (13a)    Class A-3 Pool Factor                  1.00000000

    (14)    Class A-4 Principal Balance         48,000,000.00   1000.0000000
   (14a)    Class A-4 Pool Factor                  1.00000000

    (15)    Class A-5 Principal Balance         51,000,000.00   1000.0000000
   (15a)    Class A-5 Pool Factor                  1.00000000

    (16)    Class A-6 Principal Balance         59,188,000.00   1000.0000000
   (16a)    Class A-6 Pool Factor                  1.00000000

    (17)    Unpaid Class A Principal Shortfall
            (if any) following current Remittance
            Date                                          .00

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%. 8.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 February, 1995
                                     Page 3

                                       CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                                       TRUST ACCOUNT #3334018-0
                                       REMITTANCE DATE:3/15/95

                                                     Total $          Per $1,000
                                                     Amount            Original
                                                   ----------         ----------

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

  (18)  31-59 days                                 834,993.02              20

  (19)  60 days or more                                   .00               0

  (20)  Current Month Repossessions                       .00               0

  (21)  Repossession Inventory                            .00               0

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in March 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                    0%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                         0%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                  .22%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                       .07%

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from March 1, 2000 to
         February 28, 2000, 9% from March 1, 2001 to
         February 28, 2001 and 10% thereafter)                              0

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                               0

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%. 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                February, 1995
                                    Page 4

                             CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                             TRUST ACCOUNT #3334018-0
                             REMITTANCE DATE:3/15/95


     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.50%)                                              0

(26)     Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 17.5%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $7,566,796.00                                               10.01%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                            CLASS M-1 CERTIFICATES
                                MONTHLY REPORT
                                 February 1995
                                    Page 5




                             CUSIP#'S  393505-FH0
                           TRUST ACCOUNT #3334018-0
                           REMITTANCE DATE: 3/15/95

                                                                                  Total $           Per $1,000
                                                                                   Amount            Original
                                                                                 ---------         ------------
CLASS M1 CERTIFICATES
- ---------------------
 (27)    Amount available (including Monthly                                   526,684.20
         Servicing Fee)

A.       Interest
 (28)    Aggregate interest

         (a)  Class M-1 Remittance Rate
              (9.05%, unless Weighted Average
              Contract Rate is below 9.05%)                                          9.05%

         (b)  Class M-1 Interest                                               248,467.25           7.29027786

 (29)    Amount applied to:
         a.   Unpaid Class M-1 Interest Shortfall                                     .00                    0

 (30)    Remaining:
         a.   Unpaid Class M-1 Interest Shortfall                                     .00                    0

B.       Principal
 (31)    Formula Principal Distribution Amount
         a.   Scheduled Principal                                                     .00                  N/A
         b.   Principal Prepayments                                                   .00                  N/A
         c.   Liquidated Contracts                                                    .00                  N/A
         d.   Repurchases                                                             .00                  N/A

 (32)    Class M-1 Principal Balance                                        34,082,000.00        1000.00000000
(32a)    Class M-1 Pool Factor                                                 1.00000000

 (33)    Class M-1 Percentage after prior
         Remittance Date                                                              .00

 (34)    Class M-1 Percentage for such Remittance
         Dated                                                                        .00

 (35)    Class M-1 Percentage for the following
         Remittance Date                                                              .00

 (36)    Class M-1 Principal Distribution:
         a.   Class M-1                                                               .00           0.00000000

 (37)    Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance Date                                     .00

 (38)    Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance Date                                   .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 February 1995

                             CUSIP#'S  393505-FJ6, FK3
                             REMITTANCE DATE: 3/15/95


                                                          Total $         Per $1,000
                                                          Amount          Original
                                                       -------------      ----------
Class B1 Certificates
- ---------------------
 (1)  Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                                      278,216.95

 (2)  Class B-1 Remittance Rate (9.00% unless
      Weighted Average Contract Rate is
      below 9.00%)                                              9.00%

 (3)  Aggregate Class B1 Interest                         109,823.00      7.25000000

 (4)  Amount applied to Unpaid Class
      B1 Interest Shortfall                                      .00             .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                         .00             .00

 (6)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                   .00

 (7)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                      .00

(7a)  Class B Percentage for the following
      Remittance Date                                            .00

 (8)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                     .00

(9a)  Class B1 Principal Shortfall                               .00

(9b)  Unpaid Class B1 Principal Shortfall                        .00

(10)  Class B Principal Balance                        37,869,822.00

(11)  Class B1 Principal Balance                       15,148,000.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 February 1995
                                    Page 2

                             CUSIP#'S 393505-FJ6, FK3
                             REMITTANCE DATE: 3/15/95


                                                         Total $         Per $1,000
                                                         Amount           Original
                                                      -------------      ----------
Class B2 and C Certificates
- ---------------------------
(12) Remaining Amount Available                          168,393.95

(13) Class B-2 Remittance Rate (9.20%
     unless Weighted Average Contract
     Rate is less than 9.20%)                                  9.20%

(14) Aggregate Class B2 Interest                         168,393.95      7.41111122

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                                      .00             .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                                         .00             .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                   .00

(18) Class B2 Principal Liquidation Loss Amount                 .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)                  .00

(20) Guarantee Payment                                          .00

(21) Class B2 Principal Balance                       22,721,822.00

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount, Class M-1 Distribution
     and Class B1 and B2 Distribution Amount;
     if the Company is the Servicer)                            .00

(23) 3% Guarantee Fee                                           .00

(24) Class C Residual Payment                                   .00

(25) Repossessed Contracts                                      .00

(26) Repossessed Contracts Remaining
     in Inventory                                               .00

(27) Weighted Average Contract Rate                        11.85131
